UNIVERSITY CLUB | NEW YORK CITY | JUNE 26, 2024 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. EyePoint Pharmaceuticals R&D Day 2024 Exhibit 99.1

Legal Disclaimers ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Various statements made in this presentation are forward-looking, within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that we intend, expect, plan or believe may occur in the future, including but not limited to statements about the sufficiency of our existing cash resources through topline data for Phase 3 clinical trials for DURAVYU™ in wet AMD; our expectations regarding the timing and clinical development of our product candidates, including DURAVYU and EYP-2301; the potential for DURAVYU as a novel sustained delivery treatment for serious eye diseases, including wet age-related macular degeneration, non-proliferative diabetic retinopathy and diabetic macular edema; and our longer term financial and business goals and expectations, are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements are risks and uncertainties inherent in our business including, without limitation: the effectiveness and timeliness of clinical trials, and the usefulness of the data; the timeliness of regulatory approvals; our ability to access needed capital; termination or breach of current and future license agreements; our dependence on contract research organizations and other outside vendors and service providers; effects of guidelines, recommendations and studies; protection of our intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; volatility of our stock price; possible dilution; absence of dividends; the impact of instability in general business and economic conditions, including changes in inflation, interest rates and the labor market; and other factors described in our filings with the Securities and Exchange Commission. We cannot guarantee that the results and other expectations expressed, anticipated or implied in any forward-looking statement will be realized. A variety of factors, including these risks, could cause our actual results and other expectations to differ materially from the anticipated results or other expectations expressed, anticipated or implied in our forward-looking statements. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. Our forward-looking statements speak only as of the dates on which they are made. We do not undertake any obligation to publicly update or revise our forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Introductions and Agenda Jay Duker, MD I President and Chief Executive Officer 3

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. R&D Day Speakers: Management >30 years managing retinal diseases and is a 12-time clinical trial investigator/co investigator; he has started three companies and has published >345 ophthalmic journal articles. Previous Director of the New England Eye Center (NEEC) and Professor and Chair of the Department of Ophthalmology at Tufts Medical Center and the Tufts University School of Medicine in Boston. Jay Duker, MD President and CEO >25 years of diverse financial and executive leadership in the biopharmaceutical sector with strong record of execution across strategic, operational, financial goals to drive shareholder value. He has established strong relationships across wall street and pharma/biotech resulting in transformative company-building and M&A transactions. George O. Elston EVP and CFO Extensive experience encompassing clinical practice as a retina specialist, academia and the pharmaceutical industry with a strong track record of successfully bringing novel therapies to patients globally. Previous Head of Clinical Development at Apellis where he successfully led the end-to-end clinical process for FDA approval of SYFOVRE. Ramiro Ribeiro, MD, PhD CMO

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Note: Dr. Modi and Dr. Regillo are paid consultants to EyePoint and are being compensated for their time in connection with this event. R&D Day Speakers: KOL Guest Speakers Associate Professor of Vitreoretinal Surgery, Retinal Disease and Uveitis at New York University; Director of Teleretina Yasha S. Modi, MD Professor of Ophthalmology at Thomas Jefferson University; Chief of Retina Service at Wills Eye Hospital; Founder of Wills Eye Clinical Retina Research Unit in Philadelphia and Partner, Mid Atlantic Retina Carl D. Regillo, MD, FACS

R&D Day: Agenda (1/2) ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU™ has been conditionally accepted by the FDA as the proprietary name for EYP-1901. DURAVYU is an investigational product; it has not been approved by the FDA. FDA approval and the timeline for potential approval is uncertain. PRESENTATION SPEAKER Introductions Jay Duker, M.D. Company Overview Jay Duker, M.D. DURAVYU™ (vorolanib intravitreal insert) Overview Jay Duker, M.D. DURAVYU™: Phase 2 DAVIO 2 Clinical Results and Sub-Group Analyses Yasha S. Modi, M.D. DURAVYU™: Phase 2 DAVIO 2 12-Month Topline Results Carl D. Regillo, M.D.

R&D Day: Agenda (2/2) ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRESENTATION SPEAKER DURAVYU™: Pivotal Phase 3 Plans for Wet AMD Jay Duker, M.D. Ramiro Ribeiro, M.D., Ph.D. Early Pipeline Jay Duker, M.D. Key Opinion Leader Insights and Discussion Jay Duker, M.D. Carl D. Regillo, M.D. Yasha S. Modi, M.D. Q&A All Closing Remarks Jay Duker, M.D. Ramiro Ribeiro, M.D., Ph.D.

R&D Day: Agenda ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRESENTATION SPEAKER Introductions Jay Duker, M.D. Company Overview Jay Duker, M.D. DURAVYU™ (vorolanib intravitreal insert) Overview Jay Duker, M.D. DURAVYU™: Phase 2 DAVIO 2 Clinical Results and Sub-Group Analyses Yasha S. Modi, M.D. DURAVYU™: Phase 2 DAVIO 2 12-Month Topline Results Carl D. Regillo, M.D.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 9 Committed to Developing Therapeutics to Improve the Lives of Patients with Serious Retinal Diseases

Phase 3 Clinical Stage Company Leveraging Proven Delivery Technology

- **Phase 3 Asset**: DURAVYU™ (vorolanib intravitreal insert)
- **Compelling Pipeline**: Multi-billion-dollar market opportunities
- **Proven Technology**: Proprietary Durasert E™ drug delivery technology
- **Strong Balance Sheet**: ~$280M of cash and investments[1]
  No debt

1-Unaudited estimate for June 30, 2024

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• ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT PHARMACEUTICALS

Pipeline Represents Potential Multi Billion-Dollar Product Opportunities

Durasert E™ Programs	Indication	Discovery	Pre-Clin	Phase 1	Phase 2	Phase 3	Next Milestone
DURAVYU (EYP-1901) – vorolanib in Durasert E™ (tyrosine kinase inhibitor)	Wet AMD	STATISTICALLY NON-INFERIOR TO SOC					First Phase 3 Trial 2H 2024
	NPDR	BIOLOGIC EFFECT AND CONTINUED FAVORABLE SAFETY					12-month data Q3 2024
	DME	FULLY ENROLLED					Topline data in Q1 2025
EYP-2301 – razuprotafib in Durasert E™ (TIE-2 agonist)	serious retinal diseases						Pre-clin tox and PK data
Complement inhibition	GA						Potential product candidate in 2024

non-clinical *trial underway*

wet AMD, wet age-related macular degeneration; EOP2, End of Phase 2; FPI, first patient in; NPDR, non-proliferative diabetic retinopathy; DME, diabetic macular edema; GA, geographic atrophy

11 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT PHARMACEUTICALS

Bioerodible DURASERT E™ TECHNOLOGY Safe, Sustained-Release IVT Drug Delivery Delivered via a standard in-office IVT injection Continuous, daily therapeutic dose Zero-order kinetics drug release Durasert E™: bioerodible Drug embedded within a bioerodible matrix as a solid insert Designed to deplete drug load before matrix fully erodes DURAVYU™ ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 12 IVT, intravitreal 1- licensed to Alimera; 2 – licensed to Bausch and Lomb

R&D Day: Agenda ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRESENTATION SPEAKER Introductions Jay Duker, M.D. Company Overview Jay Duker, M.D. DURAVYU™ (vorolanib intravitreal insert) Overview Jay Duker, M.D. DURAVYU™: Phase 2 DAVIO 2 Clinical Results and Sub-Group Analyses Yasha S. Modi, M.D. DURAVYU™: Phase 2 DAVIO 2 12-Month Topline Results Carl D. Regillo, M.D.

DURAVYU entering Phase 3 with robust dataset and FDA alignment on approval pathway ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. FDA, Food and Drug Administration; SAE, serious adverse event; MOA, mechanism of action No ocular or systemic DURAVYU-related SAEs across clinical trials SAFETY Non-inferiority pathway to approval aligned with FDA Most robust dataset of all long-acting treatments in development Phase 3 trial design includes re-dosing - aligns with FDA and clinical use Patented molecule with new MOA and best-in-class delivery technology FDA DATA TRIAL DESIGN NOVEL

Vorolanib is a Potent and Highly Selective Pan-VEGF Receptor Inhibitor

- **Best-in-class** TKI
- Composition of matter **patent into 2037**
- Demonstrated **neuroprotection**
- Potential **antifibrotic**
- Does **not inhibit TIE-2**[1]



ANG2
ANG1
PLGF
VEGFB
VEGFA
VEGFC
VEGFD
PDGF
TIE2
VEGFR1
VEGFR2
VEGFR3
PDGFR
VOROLANIB
Blood vessel stability
Endothelial cell
Angiogenesis,
permeability, leakage, growth, migration, and proliferation
Proliferation, motility
Pericyte

Sophie Bakri, M.D., et al. PLOS ONE, https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0304782, 2024.
VEGF(R), vascular endothelial growth factor (receptor); TKI, tyrosine kinase inhibitor; PDGF(R), platelet-derived growth factor (receptor); TIE-2, tyrosine-protein kinase receptor

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• ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Vorolanib Demonstrated Compelling Clinical Activity in wet AMD Delivered Orally


04-07-03 Naïve 200 mg
Baseline 66 letters 20/48
Month 6 64 letters 20/52
02-07-06 Naïve 200 mg
Baseline 69 letters 20/42
Month 6 67 letters 20/46
01-08-02 Naïve 300 mg
Baseline 72 letters 20/36
Month 3 78 letters 20/28
02-08-01 Naïve 300 mg
Baseline 70 letters 20/40
Month 6 72 letters 20/36

- **Reduced supplemental therapy** versus anti-VEGF PRN for all doses
- No **ocular toxicity**
- Systemic use **significantly reduced** fellow eye conversion
- Meaningful reduction in mean OCT thickness in **treatment-naive patients**

Timothy L. Jackson, PhD, FRCOphth, et al. Oral Tyrosine Kinase Inhibitor for Neovascular Age-Related Macular Degeneration. JAMAOphthalmology 2017.

16 • ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT PHARMACEUTICALS

DURAVYU: Vorolanib in Bioerodible DurasertE™

Insert is ~1/5000 of vitreous volume and >90% drug



- **Immediately** bioavailable
- **Controlled release** for at least six months enables redosing regimen
- **No free-floating drug** - fully eluted prior to bioerosion of matrix
- **Routine** intravitreal injection
- Shipped and stored at **ambient temperature**

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• ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT PHARMACEUTICALS

DURAVYU Demonstrated Clinically Meaningful Safety and Efficacy Outcomes Across Multiple Indications

DURAVYU Has Been Tested in 191 Patients to Date Across Different Indications

Trial	n size	Indication	Safety	Key Efficacy Outcomes
DAVIO	17	wet AMD	**Favorable safety profile** **No DURAVYU related ocular or systemic SAEs**	• Stable BCVA and OCT • 74% reduction in treatment burden
DAVIO 2	161	wet AMD		• Statistically non-inferior BCVA • >80% reduction in treatment burden • Stable OCT
PAVIA	77	NPDR		• Stable to improved disease severity up to 9-months; trial continuing 12 months
VERONA	27	DME		• Trial underway

Interim, masked safety as of June 2024
Wet AMD, wet age-related macular degeneration; NPDR, non-proliferative diabetic retinopathy; DME, diabetic macular edema

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EyePoint Pharmaceuticals

R&D Day: Agenda ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRESENTATION SPEAKER Introductions Jay Duker, M.D. Company Overview Jay Duker, M.D. DURAVYU™ (vorolanib intravitreal insert) Overview Jay Duker, M.D. DURAVYU™: Phase 2 DAVIO 2 Clinical Results and Sub-Group Analyses Yasha S. Modi, M.D. DURAVYU™: Phase 2 DAVIO 2 12-Month Topline Results Carl D. Regillo, M.D.

There is a Significant Need for More Durable Therapies in Wet AMD

1. **Many patients with wet AMD are chronically undertreated**
   - >80% of Retina Specialists say undertreatment is due to patient noncompliance, scheduling limitations or provider preference for less frequent dosing[1]

2. **Current "treat and extend" protocol still places significant burden on physicians and patients**
   - Chronic disease treated with short acting anti-VEGF biologics

3. **A delay in care/missed visit can result in vision loss**
   - A delay in treatment of only 5.34 weeks resulted in vision loss[2]

4. **An aging population means significantly more injections in a patient's lifetime**
   - Current anti-VEGF treatments are dosed on average every two months in the United States[3]

1. 2022 PAT Survey; 2. American Academy of Ophthalmology, *The Effect of Delay in Care Among Patients Requiring Intravitreal Injections,* Welin Song, BS et al; 3. NIH *Current and Upcoming Anti-VEGF Therapies and Dosing Strategies for the treatment of neovascular AMD: a comparative review,* Saira Khanna et al, Dec. 2019

20 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

DAVIO 2 Clinical Trial is Randomized, Double-Masked, Aflibercept Controlled* with a Single DURAVYU Treatment at Two Doses



-D14 to -D7
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36 to W56
DURAVYU 2mg low dose n=53
DURAVYU 3mg high dose n=54
Aflibercept 2mg q8W n=54
RANDOMIZATION
AFLIBERCEPT q8W
DURAVYU/AFLIBERCEPT
1° ENDPOINT BLEND W28 AND W32; UNMASK W32
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON PRE-SPECIFIED CRITERIA
REQUIRED AFLIBERCEPT INJECTION VISIT
VISIT SCHEDULED
DURAVYU DOSE
SHAM INJECTION FOR MASKING

21 • ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

*Aflibercept on-label control required by FDA

DURAVYU was Statistically Non-Inferior in Change in BCVA Compared to the Aflibercept Control (95% CI)



MEAN CHANGE IN BCVA FROM BASELINE
Change in ETRDS letters
15
10
5
0
-5
-10
-15
Randomization
Month 1
Month 2 (DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8**
Mean Change in BCVA vs Aflibercept
DURAVYU 2mg -0.3*
DURAVYU 3mg -0.4*
+1.3*
+1.0*
+0.9*
DURAVYU 2mg (N=48)
DURAVYU 3mg (N=52)
aflibercept control (N=53)

In the Pulsar trial, HD Eylea (16-week 8mg arm) change in BCVA vs. 2mg Eylea was -1.4 letters[1]

*Blended week 28 and week 32 change vs. baseline
**Month 8 represents 6 months after DURAVYU injection
CI, Confidence Interval
PRELIMINARY DATA – PENDING FINAL ANALYSIS

1 – AAO 2022 presentation, Paolo Lanzetta, on behalf of the PULSAR study investigators

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Clinically Meaningful Reduction in Treatment Burden Retrospectively Supports DURAVYU as a Maintenance Treatment For Wet AMD ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DURAVYU 2mg DURAVYU 3mg Mean number of injections week 8 through week 32 0.55 0.73 Mean number of injections 6 months prior to screening* 4.98 5.02 Reduction in treatment burden vs. 6 months prior (%) 89% 85% *Normalized PRELIMINARY DATA – PENDING FINAL ANALYSIS

DURAVYU Demonstrated a Meaningful Reduction in Treatment Burden Prospectively vs. the Aflibercept Control Arm

	DURAVYU 2mg	DURAVYU 3mg	Aflibercept 2mg q8W
Mean number of injections week 8 through week 32	0.55	0.73	3.28
Reduction in treatment burden vs. aflibercept control (%)	**83%**	**78%**	**NA**

PRELIMINARY DATA – PENDING FINAL ANALYSIS

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT PHARMACEUTICALS

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Nearly Two-Thirds of Eyes Treated with DURAVYU were Supplement-Free up to Six Months Summary of Supplement-Free Rates by Month 100% 100% *First visit patients are eligible to be supplemented EOM, every-other-month PRELIMINARY DATA – PENDING FINAL ANALYSIS DURAVYU/ Aflibercept Aflibercept Aflibercept Aflibercept Despite EOM aflibercept injections, 6% of the control group required additional supplementation

DURAVYU 2mg Dose Reduced Treatment Burden by 89% Compared to Prior 6 Months



Subject
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
-48
-44
-40
-36
-32
-28
-24
-20
-16
-12
-8
-4
0
4
8
12
16
20
24
28
32
Weeks

Injections in year prior and during the DAVIO 2 trial

- Anti-VEGF injection
- Aflibercept loading dose
- Aflibercept + DURAVYU
- No injection
- Missed Visit
- Supplemental injection



DURAVYU 2 mg
(n = 50)
DURAVYU 3 mg
(n = 52)
Change in Mean Injections per 6 Months
0%
-20%
-40%
-60%
-80%
-100%
-89%
-85%

PRELIMINARY DATA – PENDING FINAL ANALYSIS

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.
EYEPOINT PHARMACEUTICALS

DURAVYU 3mg Dose Reduced Treatment Burden by 85% Compared to Prior 6 Months

Injections in year prior and during DAVIO 2 trial


Subject
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50
51
52
53
-48
-44
-40
-36
-32
-28
-24
-20
-16
-12
-8
-4
0
4
8
12
16
20
24
28
32
Weeks

- Anti-VEGF injection
- Aflibercept loading dose
- Aflibercept + DURAVYU
- No injection
- Missed Visit
- Supplemental injection


DURAVYU 2 mg
(n = 50)
DURAVYU 3 mg
(n = 52)
0%
-20%
-40%
-60%
-80%
-100%
Change in Mean Injections per 6 Months
-89%
-85%

PRELIMINARY DATA – PENDING FINAL ANALYSIS

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• ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

EYEPOINT PHARMACEUTICALS

Data from DAVIO 2 Suggests Strong Anatomic Control at 6-Months Compared to the Aflibercept Control


MEAN CHANGE IN CST
Mean Change in CST vs Aflibercept
DURAVYU 2mg +12.4
DURAVYU 3mg +5.2
+17.8 um
+10.6 um
+5.4 um
CST Change, in microns
100
75
50
25
0
-25
-50
-75
-100
Randomization
Month 1
Month 2 (DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8*
DURAVYU 2mg (N=48)
DURAVYU 3mg (N=52)
aflibercept control (N=53)

**Month 8 represents 6 months after first DURAVYU injection

PRELIMINARY DATA – PENDING FINAL ANALYSIS

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DAVIO 2 Case Study: Patient with Frequent Anti-VEGF Injections Was Maintained for at Least Six Months After Receiving DURAVYU = administration of DURAVYU (3mg) = administration of aflibercept Screening Week 12 Week 24 Day 1 Week 16 Week 28 Week 4 Week 20 Week 32 Week 8 BCVA 70 CST 217 BCVA 74 CST 219 BCVA 73 CST 216 BCVA 70 CST 236 BCVA 74 CST 218 BCVA 72 CST 214 BCVA 73 CST 218 BCVA 73 CST 216 BCVA 72 CST 214 BCVA 73 CST 216 BCVA, best-corrected visual acuity; CST, central subfield thickness. Anti-VEGF Injections Before and After Treatment Aflibercept + DURAVYU (3mg) Anti-VEGF injection Aflibercept + DURAVYU No injection Supplemental injection Aflibercept loading dose Missed Visit Last Visit Weeks -48 -44 -40 -36 -32 -28 -24 -20 -16 -12 -8 -4 0 4 8 12 16 20 24 28 32

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DAVIO 2 Case Study: Patient Treated with DURAVYU had Fluctuations in Fluid without Impact on Vision BCVA, best-corrected visual acuity; CST, central subfield thickness. = administration of DURAVYU (3mg) = administration of aflibercept Screening Week 12 Week 24 Day 1 Week 16 Week 28 Week 4 Week 20 Week 32 Week 8 BCVA 72 CST 211 BCVA 72 CST 213 BCVA 70 CST 269 BCVA 65 CST 234 BCVA 70 CST 223 BCVA 71 CST 242 BCVA 69 CST 237 BCVA 72 CST 258 BCVA 69 CST 227 BCVA 68 CST 219 Anti-VEGF Injections Before and After Treatment Aflibercept + DURAVYU (3mg) Anti-VEGF injection Aflibercept + DURAVYU No injection Supplemental injection Aflibercept loading dose Missed Visit Last Visit Weeks -48 -44 -40 -36 -32 -28 -24 -20 -16 -12 -8 -4 0 4 8 12 16 20 24 28 32

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. DAVIO 2 Case Study: Patient Treated with DURAVYU Remained Dry with Only One Supplemental Injection BCVA, best-corrected visual acuity; CST, central subfield thickness. Week 28 Week 32 = administration of DURAVYU (2mg) = administration of aflibercept loading dose Screening Week 24 Day 1 Week 4 Week 8 BCVA 70 CST 246 BCVA 71 CST 289 BCVA 76 CST 233 Week 12 BCVA 68 CST 237 BCVA 70 CST 231 BCVA 76 CST 235 Week 16 BCVA 69 CST 435 BCVA 79 CST 236 Week 20 BCVA 68 CST 216 BCVA 75 CST 236 Anti-VEGF Injections Before and After Treatment Aflibercept + DURAVYU (2mg) Anti-VEGF injection Aflibercept + DURAVYU No injection Supplemental injection Aflibercept loading dose Missed Visit Last Visit Weeks -48 -44 -40 -36 -32 -28 -24 -20 -16 -12 -8 -4 0 4 8 12 16 20 24 28 32 = administration of aflibercept supplemental injection Criterion met

DURAVYU Phase 2 DAVIO 2 Clinical Trial in Wet AMD Met All Primary and Secondary Endpoints ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. . As of June 14, 2024 data cut PRELIMINARY DATA – PENDING FINAL ANALYSIS Endpoint 2mg 3mg R Primary: Non-inferior change in BCVA vs. aflibercept - 0.3 letters - 0.4 letters R Secondary: Favorable safety profile1 No DURAVYU-related SAEs R Secondary: Reduction in treatment burden vs. 6 mos prior 89% 85% R Secondary: Reduction in treatment burden vs. aflibercept 83% 78% R Secondary: Supplement-free up to 6 months 63% 88% of eyes had 0 or only 1 supplemental injections 63% 83% of eyes had 0 or only 1 supplemental injections R Secondary: Anatomical control vs. aflibercept +12.4um +5.2um

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Phase 2 DAVIO 2 Trial in Wet AMD Sub-Group Analysis

Sub-Group Analysis of Supplement-Free Patients Demonstrated Eyes Treated with DURAVYU had Numerically Better Visual Acuity vs. Control



SUB-GROUP ANALYSIS OF PATIENTS SUPPLEMENT-FREE UP TO SIX MONTHS MEAN CHANGE IN BCVA FROM BASELINE
Change in ETRDS letters
15
10
5
0
-5
-10
-15
Randomization
Month 1
Month 2 (DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8**
Mean Change in BCVA vs Aflibercept
DURAVYU 2mg +0.6*
DURAVYU 3mg +0.1*
+2.3*
+1.9*
+1.7*
DURAVYU 2mg sub-group (N=30)
DURAVYU 3mg sub-group (N=33)
aflibercept control sub-group (N=50)

*Blended week 28 and week 32 change vs. baseline
**Month 8 represents 6 months after DURAVYU injection
PRELIMINARY DATA – PENDING FINAL ANALYSIS

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

Sub-Group Analysis of Supplement-Free Patients Demonstrated Strong Anatomic Control Up to 6-Months Compared to the Aflibercept Control


SUB-GROUP ANALYSIS OF PATIENTS SUPPLEMENT-FREE UP TO SIX MONTHS MEAN CHANGE IN CST
CST Change, in microns
100
75
50
25
0
-25
-50
-75
-100
Randomization
Month 1
Month 2 (DURAVYU insert)
Month 3
Month 4
Month 5
Month 6
Month 7
Month 8*
Mean Change in CST vs Aflibercept
DURAVYU 2mg +2.6
DURAVYU 3mg +0.6
+10.6 um
+8.6 um
+8.0 um
DURAVYU 2mg sub-group (N=31)
DURAVYU 3mg sub-group (N=33)
aflibercept control sub-group (N=50)

*Month 8 represents 6 months after DURAVYU injection
PRELIMINARY DATA – PENDING FINAL ANALYSIS

35
©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

R&D Day: Agenda ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRESENTATION SPEAKER Introductions Jay Duker, M.D. Company Overview Jay Duker, M.D. DURAVYU™ (vorolanib intravitreal insert) Overview Jay Duker, M.D. DURAVYU™: Phase 2 DAVIO 2 Clinical Results and Sub-Group Analyses Yasha S. Modi, M.D. DURAVYU™: Phase 2 DAVIO 2 12-Month Topline Results Carl D. Regillo, M.D.

Nearly Identical BCVA Compared to Aflibercept Through 12-Months After a Single Injection; Statistically Significant (95% CI)



MEAN CHANGE IN BCVA FROM BASELINE
Change in ETRDS letters
15
10
5
0
-5
-10
-15
Randomization
Month 2 (DURAVYU insert)
Month 4
Month 6
Month 8
Month 10
Month 12
Mean Change in BCVA vs Aflibercept
DURAVYU 2mg +0.4
DURAVYU 3mg +0.0
-0.1
-0.5
-0.5
DURAVYU 2mg (N=47)
DURAVYU 3mg (N=52)
aflibercept control (N=50)

PRELIMINARY DATA – PENDING FINAL ANALYSIS

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Clinically Meaningful Supplement-Free Rates in DURAVYU Treated Eyes After Single Injection Summary of Supplement-Free Rates by Month 100% *First visit patients are eligible to be supplemented EOM, every-other-month PRELIMINARY DATA – PENDING FINAL ANALYSIS 100% 100% Aflibercept Aflibercept Aflibercept Aflibercept Aflibercept DURAVYU/ Aflibercept Despite EOM aflibercept injections, 22% of the control group required additional supplementation

Data from DAVIO 2 Demonstrates Strong Anatomic Control in Eyes Treated with DURAVYU without Saw-Toothing Seen in Aflibercept Arm


MEAN CHANGE IN CST
CST Change, in microns
100
75
50
25
0
-25
-50
-75
-100
Randomization
Month 2 (DURAVYU insert)
Month 4
Month 6
Month 8
Month 10
Month 12
Mean Change in CST vs Aflibercept
DURAVYU 2mg +10.0
DURAVYU 3mg -0.1
+21.2 um
+11.1 um
+10.2 um
DURAVYU 2mg (N=47)
DURAVYU 3mg (N=52)
aflibercept control (N=50)

PRELIMINARY DATA – PENDING FINAL ANALYSIS

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DURAVYU Demonstrated a Favorable Safety Profile in the Phase 2 DAVIO 2 Clinical Trial No DURAVYU-related ocular or systemic SAEs No insert migration into the anterior chamber No retinal occlusive vasculitis Low patient discontinuation rate No discontinuations were related to DURAVYU treatment 1. As deemed by the investigator Data as of June 14, 2024 SAE, serious adverse event; AE, adverse event; IVT, intravitreal injection PRELIMINARY DATA CUT– PENDING FINAL ANALYSIS

Topline 12-Month DAVIO 2 Data Underscores Highly Positive Results ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. 41 Efficacy: After a single injection, eyes treated with DURAVYU maintained stable visual acuity with strong anatomical control Approximately half of DURAVYU-treated eyes were supplement-free up to 12 months Safety: No ocular or systemic DURAVYU-related SAEs

R&D Day: Agenda ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRESENTATION SPEAKER DURAVYU™: Pivotal Phase 3 Plans for Wet AMD Jay Duker, M.D. Ramiro Ribeiro, M.D., Ph.D. Early Pipeline Jay Duker, M.D. Key Opinion Leader Insights and Discussion Jay Duker, M.D. Carl D. Regillo, M.D. Yasha S. Modi, M.D. Q&A All Closing Remarks Jay Duker, M.D.

Clear Regulatory Pathway for Phase 3 Pivotal Trials in wet AMD Informed by Multiple FDA Interactions

- **4Q 2022** — Type C meeting to discuss pivotal trial design
- **4Q 2022** — Received written FDA agreement on key trial design elements
- **3Q 2023** — Initiated DAVIO 2 trial – design informed by Type C meeting to support future pivotals
- **4Q 2023** — Positive DAVIO 2 data
- **2Q 2024** — Positive EOP2 meeting with FDA
- **2Q 2024** — Received EOP2 meeting minutes substantiating pivotal trial design
- **2H 2024** — Initiate Phase 3 program – LUGANO (US) and LUCIA (US/Ex-US) to follow

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EYEPOINT PHARMACEUTICALS

Phase 3 Trials are Designed to Enable Global Regulatory Approval of DURAVYU

LUGANO/LUCIA: GLOBAL, RANDOMIZED, DOUBLE-MASKED, AFLIBERCEPT CONTROLLED

OBJECTIVE

Demonstrate DURAVYU, when administered **every six months**, achieves similar visual outcomes to **on-label aflibercept** while **reducing treatment burden**

DESIGN

- Two pivotal, **non-inferiority** trials
- **~400** patients per trial
- **Two arms**: 2.7mg DURAVYU vs. aflibercept control

ENDPOINTS

Primary Endpoint: difference in mean change in BCVA from Day 1 to Week 52 and 56 (blended) versus aflibercept control

Secondary endpoints: safety, reduction in treatment burden, percent of eyes supplement-free, anatomical stability

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EYEPOINT PHARMACEUTICALS

Phase 3 Program is Designed to Drive Global Regulatory and Commercial Success ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Only sustained release wet AMD program to evaluate reinjection for label Trials will enroll patients with active wet AMD (previously treated and treatment naïve) All patients will receive three loading doses of aflibercept Sham injections will be used for masking Primary efficacy endpoint at 12 months (basis for NDA submission) Safety will be monitored for 24 months Key trial design elements On track to be first sustained release wet AMD program with two pivotal trials to enable NDA submission to the FDA

DURAVYU in Wet AMD Phase 3 Pivotal Trial Design



Screening
D1
W4
W8
W12
W16
W20
W24
W28
W32
W36
W40
W44
W48
W52
W56
W60-W76
W80
W84-W92
W96 EOS
RANDOMIZATION
DURAVYU
DURAVYU
DURAVYU
DURAVYU
DURAVYU 2.7mg
Aflibercept 2mg q8W
AFLIBERCEPT LOAD
AFLIBERCEPT q8W
1□ENDPOINT BLEND W52 AND W56; UNMASK W56
SUPPLEMENTAL ANTI-VEGF INJECTION BASED ON PRE-SPECIFIED CRITERIA

- REQUIRED AFLIBERCEPT INJECTION VISIT
- VISIT SCHEDULED
- DURAVYU DOSE
- SHAM INJECTION FOR MASKING
- AFLIBERCEPT Q8W
- SHAM INJECTION TO MASK FOR AFLIBERCEPT INJECTION

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©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved.

A Broad Patient Population in the Phase 3 Pivotal Trials has the Potential to Enhance Trial Outcomes and Increase Commercial Opportunity ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. Enriches trial to have more supplement-free eyes, which had better outcomes in DAVIO 2 Ensures broad label and global reimbursement Speeds enrollment; >80 sites already selected Supports real-world clinical use for physicians and patients Three loading doses of aflibercept; all patients will be previously treated when receiving DURAVYU

A Broad Patient Population in the Phase 3 Pivotal Trials has the Potential to Enhance Trial Outcomes and Increase Commercial Opportunity

Highly positive, statistically non-inferior DAVIO 2 results despite tough to treat population

- Average of 10 injections per year prior to enrollment
- Aflibercept arm (q8w) had nearly 25% supplementation rate despite receiving on-label injections
- Supplement-free eyes did the best visually and, in those eyes, DURAVYU performed numerically better than aflibercept visually

In DAVIO 2, eyes that were pseudo naïve[1] had fewer supplements than the overall cohort

We believe the inclusion of treatment naive patients not only expands the potential patient population but also increases the probability of success

1. Patients diagnosed ≤1 year with ≤2 prior αVEGF injections

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Commercial Manufacturing Facility ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. FDA, Federal Drug Administration; EMA, European Medicines Agency Conveniently located in Northbridge, MA, near EyePoint headquarters Built to US FDA and EU EMA standards 40,000 sqft cGMP manufacturing facility Built to EYPT specifications with no capital investment required preserving cash New manufacturing site for clinical and commercial products

R&D Day: Agenda ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRESENTATION SPEAKER DURAVYU™: Pivotal Phase 3 Plans for Wet AMD Jay Duker, M.D. Ramiro Ribeiro, M.D., Ph.D. Early Pipeline Jay Duker, M.D. Key Opinion Leader Insights and Discussion Jay Duker, M.D. Carl D. Regillo, M.D. Yasha S. Modi, M.D. Q&A All Closing Remarks Jay Duker, M.D.

EYP-2301: Razuprotafib in Durasert E™ is a Patented TIE-2 Agonist as a Potential New MOA for Treating Serious Retinal Diseases

EYP-2301 targets vascular endothelial protein tyrosine phosphatase (VE-PTP) to promote TIE-2 activation and maintain vascular stability in the retina

- Tie-2 activation combined with VEGF inhibition has the potential to **enhance efficacy and extend durability**[1] of treatment
- Razuprotafib (f/k/a AKB-9778) delivered subcutaneously demonstrated preclinical and **clinical proof of concept** in posterior segment disease [2,3]


ANG2
VE-PTP
Blood vessel lumen
Intracellular space
P
P
EYP-2301

1. Heier et al. Retina, 2021;41:1-19. and Joussen et al. Eye 2021; 35:1305-1316.; 2. Hammes, et. Al – Diabetes.2011 Jan 1; 3. Shen et al. JCI, 2014; 124:4564; 4. Campochiaro et al. Ophthalmology, 2016; 123:1722-1730

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EYEPOINT PHARMACEUTICALS

R&D Day: Agenda ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRESENTATION SPEAKER DURAVYU™: Pivotal Phase 3 Plans for Wet AMD Jay Duker, M.D. Ramiro Ribeiro, M.D., Ph.D. Early Pipeline Jay Duker, M.D. Key Opinion Leader Insights and Discussion Jay Duker, M.D. Carl D. Regillo, M.D. Yasha S. Modi, M.D. Q&A All Closing Remarks Jay Duker, M.D.

R&D Day: Agenda ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRESENTATION SPEAKER DURAVYU™: Pivotal Phase 3 Plans for Wet AMD Jay Duker, M.D. Ramiro Ribeiro, M.D., Ph.D. Early Pipeline Jay Duker, M.D. Key Opinion Leader Insights and Discussion Jay Duker, M.D. Carl D. Regillo, M.D. Yasha S. Modi, M.D. Q&A All Closing Remarks Jay Duker, M.D.

R&D Day: Agenda ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. PRESENTATION SPEAKER DURAVYU™: Pivotal Phase 3 Plans for Wet AMD Jay Duker, M.D. Ramiro Ribeiro, M.D., Ph.D. Early Pipeline Jay Duker, M.D. Key Opinion Leader Insights and Discussion Jay Duker, M.D. Carl D. Regillo, M.D. Yasha S. Modi, M.D. Q&A All Closing Remarks Jay Duker, M.D. Ramiro Ribeiro, M.D., Ph.D.

Data from Clinical and Preclinical Studies will be Presented at Multiple Upcoming Meetings

Medical Conference	Data	Timing
ASRS	New DAVIO 2 sub-group analyses	July 2024
American Retina Forum	Encore presentation of XX data	August 2024
Retina Society	Topline DAVIO 2 12-month data	September 2024
EURetina	DAVIO 2 sub-group analyses Topline DAVIO 2 12-month data	September 2024
AAO	DAVIO 2 12-month sub-group analyses	October 2024
FloRetina	TBD	December 2024

Publications	Link
Phase I DAVIO Trial: EYP-1901 Bioerodible, Sustained-Delivery Vorolanib Insert in Patients With Wet Age-Related Macular Degeneration Patel S, Storey P, Barakat M, et al. *Ophthalmology Science.* 2024 Apr 8:4(5)	https://www.ophthalmologyscience.org/article/S2666-9145(24)00063-0/fulltext
Vorolanib, sunitinib, and axitinib: A comparative study of vascular endothelial growth factor receptor inhibitors and their anti-angiogenic effects Bakri S, Lynch J, Howard-Sparks M, et al. *PLOS One*. 2024 June 4	https://journals.plos.org/plosone/article?id=10.1371/journal.pone.0304782

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EYEPOINT PHARMACEUTICALS

DURAVYU entering Phase 3 with robust dataset and FDA alignment on approval pathway ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. FDA, Food and Drug Administration; SAE, serious adverse event; MOA, mechanism of action No ocular or systemic DURAVYU-related SAEs across clinical trials SAFETY Non-inferiority pathway to approval aligned with FDA Most robust dataset of all long-acting treatments in development Phase 3 trial design including re-dosing - aligns with FDA and clinical use Patented molecule with new MOA and best-in-class delivery technology FDA DATA TRIAL DESIGN NOVEL

UNIVERSITY CLUB | NEW YORK CITY | JUNE 26, 2024 ©2024 EyePoint Pharmaceuticals, Inc. All Rights Reserved. EyePoint Pharmaceuticals R&D Day 2024